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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                       __________________________________

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                       __________________________________


                                 DATE OF REPORT

               (DATE OF EARLIEST EVENT REPORTED):  AUGUST 4, 1996


                          FHP INTERNATIONAL CORPORATION

               (Exact Name of Registrant as Specified in Charter)



         DELAWARE
       (State or Other            0-14796           33-0072502
       Jurisdiction of          (Commission         (IRS Employer
       Incorporation)           File Number)        Identification No.)



                               9900 TALBERT AVENUE

                       FOUNTAIN VALLEY, CALIFORNIA  92708

                    (Address of Principal Executive Offices)




                          REGISTRANT'S TELEPHONE NUMBER
                       INCLUDING AREA CODE: (714) 963-7233



                                  Page 1 of 4
                            Exhibit Index on Page 4


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Item 5.     OTHER EVENTS.

            On August 4, 1996, FHP International Corporation, a Delaware corporation (the "Registrant"), entered into an Agreement and Plan of Reorganization (the "Merger Agreement") dated August 4, 1996 by and among the Registrant, PacifiCare Health Systems, Inc., a Delaware corporation ("PHS"), N-T Holdings, Inc., a Delaware corporation ("New PacifiCare"), Neptune Merger Corp., a Delaware corporation and a wholly-owned subsidiary of New PacifiCare, and Tree Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of New PacifiCare ("Company Sub"). Pursuant to the Merger Agreement, New PacifiCare will acquire all the stock of the Registrant by merger of the Registrant with Company Sub (the "Company Merger"). In the Company Merger, holders of the Registrant's common stock will receive consideration of an approximate value of $35.00 per share through a combination of $17.50 in cash and shares of Class A common stock and Class B common stock of New PacifiCare, plus rights to purchase stock of two subsidiaries of the Registrant, Talbert Medical Management Corporation and Talbert Health Services Corporation ("Talbert"). The maximum amount of Class A common stock of New PacifiCare that will be issued to stockholders of the Registrant will be 2,350,000 shares. The balance of New PacifiCare stock to be issued to the Registrant's stockholders will be Class B common stock. Holders of the Registrant's Series A Preferred Stock will receive for each such share $14.113 in cash plus one-half share of new Series A Preferred Stock of New PacifiCare which shall be convertible into Class B Common Stock of New PacifiCare. The number of shares to be delivered in the Company Merger is subject to adjustment based on the price of PHS stock during a twenty day trading period ending prior to the Registrant's stockholders meeting.

            PHS has received a commitment from Bank of America to provide financing for the cash portion of the transaction. The closing of the Merger is subject to customary closing conditions, including the approval of the stockholders of the Registrant and PHS, various regulatory approvals and passage of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

            The description of the Merger set forth herein is qualified in its entirety by the terms and conditions of the Merger Agreement attached as an exhibit to this report and incorporated herein by reference.


Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
            INFORMATION AND EXHIBITS

       (a)  Not applicable.

       (b)  Not applicable.

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       (c)  Exhibits.


Exhibit No.      Description of Exhibit
- -----------      ----------------------


    2 Agreement and Plan of Reorganization dated August 4, 1996 by and among FHP International Corporation, a Delaware corporation, PacifiCare Health Systems, Inc., a Delaware corporation, N-T Holdings, Inc., a Delaware corporation, Neptune Merger Corp., a Delaware corporation, and Tree Acquisition Corp., a Delaware corporation (the "Merger Agreement"). (Schedules and Exhibits have been omitted pursuant to Rule 601(b)(2) of Regulation S-K. Such Schedules and Exhibits are listed and described in the Merger Agreement. Registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission, upon its request, any or all such omitted Schedules and Exhibits.)

   99            Press Release dated August 5, 1996



       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FHP INTERNATIONAL CORPORATION



                                     By:   /s/ Michael J. Weinstock
                                         -----------------------------------
                                           Michael J. Weinstock
                                           Secretary

Dated:  August 19, 1996

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                                INDEX TO EXHIBITS

                                                                    Sequentially
                                                                      Numbered
Exhibit Number   Description of Exhibit                                 Page
- --------------   ----------------------                               --------


    2 Agreement and Plan of Reorganization dated August 4, 1996 by and among FHP International Corporation, a Delaware corporation, PacifiCare Health Systems, Inc., a Delaware corporation, N-T Holdings, Inc., a Delaware corporation, Neptune Merger Corp., a Delaware corporation, and Tree Acquisition Corp., a Delaware corporation (the "Merger Agreement"). (Schedules and Exhibits have been omitted pursuant to Rule 601(b)(2) of Regulation S-K. Such Schedules and Exhibits are listed and described in the Merger Agreement. Registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission, upon its request, any or all such omitted Schedules and Exhibits.)

   99            Press Release dated August 5, 1996